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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                            Reported): April 30, 2004


          CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of April 1, 2004, providing for the issuance of the Mortgage Pass-Through Trust 2004-HYB2, Mortgage Pass-
          Through Certificates, Series 2004-HYB2).


                                   CWMBS, INC.
                                   -----------
             (Exact name of registrant as specified in its charter)


         Delaware                      333-109248               95-4449516
         --------                      ----------               ----------
(State or Other Jurisdiction          (Commission           (I.R.S. Employer
   of Incorporation)                   File Number)         Identification No.)



                 4500 Park Granada
                 Calabasas, California                 91302
               -------------------------             ----------
                 (Address of Principal               (Zip Code)
                  Executive Offices)

         Registrant's telephone number, including area code (818) 225-3240
                                                            ----- --------

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Item 5.  Other Events.
         ------------

     On April 30, 2004, CWMBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of April 1, 2004 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Belvedere Trust Finance
Corporation, as seller (the "Seller"), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer"), and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2004-HYB2. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.



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



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     99.1. The Pooling and Servicing Agreement, dated as of April 1, 2004, by and among the Company, the Seller, the Master Servicer and the Trustee.



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       CWMBS, INC.



                                       By: /s/ Darren Bigby
                                           --------------------------
                                           Darren Bigby
                                           Vice President



Dated:  June 3, 2004



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                                  Exhibit Index
                                  -------------


Exhibit                                                                   Page

99.1.    Pooling and Servicing Agreement,
         dated as of April 1, 2004, by
         and among, the Company, the Seller,                                 6
         the Master Servicer and the Trustee.



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